Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------
DEAR SHAREHOLDERS:

--------------------------------------------------------------------------------

           We are pleased to provide you with the Tax-Exempt California Money Market Fund annual report for the year ended
September 30, 1995.

Your Fund's management greatly appreciates your decision to invest in Tax-Exempt California Money Market Fund. During the past year, the fund registered solid performance and achieved its objective of providing maximum current income that is exempt from federal and State of California income taxes while maintaining stability of principal.

ECONOMIC REVIEW AND OUTLOOK
The momentum of the 1994 economic expansion has continued on into 1995, as evidenced by growth in personal income, consumer spending, construction spending and hiring during the year ended September 30, 1995.

It was over a year ago that the Federal Reserve Board initiated a series of rate hikes intended to slow economic growth and keep inflation in check. While other markets reacted negatively to the rising rate environment, it had a positive effect on the short-term money markets. Tax-Exempt California Money Market Fund took advantage of rising interest rates by investing in high quality, short-term money market instruments which are exempt from federal and State of California income taxes.

Looking ahead, we anticipate the economy will grow at a moderate pace with some signs of acceleration. Inflation should not become a problem, and we anticipate an extended period of interest rate stability. While investments in other markets may remain volatile, money market funds such as Tax-Exempt California Money Market Fund should offer the opportunity for attractive yields and should continue to be an excellent place to invest your money.

Your Fund's management thanks you for the vote of confidence you have shown through your investment and continues its dedication to performance.
We look forward to serving your investment needs for years to come.

Sincerely,


Frank J. Rachwalski
Frank J. Rachwalski
Vice President and Portfolio Manager

October 12, 1995

Frank Rachwalski is Senior Vice President of Kemper Financial Services, Inc. and Vice President and Portfolio Manager of Tax-Exempt California Money Market Fund. Mr. Rachwalski holds a B.B.A. and a M.B.A. degree from Loyola University.

PORTFOLIO RESULTS
For the year ended September 30, 1995, the Tax-Exempt California Money Market Fund had a net annualized yield of 3.18% and a tax-equivalent yield of 5.57%.*

An investment in the Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

STATISTICAL NOTE
The Fund's net annualized yield for the year ended September 30, 1995, is the annualized sum of the daily dividend rates for the period. Yields are historical and may not represent future yields, which will fluctuate.

*The tax-equivalent yield is based upon the Fund's yield and a 42.9% combined Federal and State of California marginal income tax rate. Income from the Tax-Exempt California Money Market Fund may be subject to local taxes.

Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

September 30, 1995

(Value in thousands)

--------------------------------------------------------------------------------

                                                   Value
(A)VARIABLE RATE DEMAND SECURITIES
   Anaheim
   Police Facilities Refinancing Project
      4.00%                                      $   1,800
----------------------------------------------------------
   Auburn
   Union School District
      4.50%                                          3,625
----------------------------------------------------------
   Chula Vista
   Multifamily Housing Refunding Revenue
      4.30%                                          1,300
----------------------------------------------------------
   Costa Mesa
   Performing Arts Center
      4.35%                                          3,955
----------------------------------------------------------
   Eastern Municipal Water District
   Water and Sewer Revenue
      4.20%                                          4,000
----------------------------------------------------------
   Fremont
   Fire Stations Financing Project
      4.35%                                          3,800
----------------------------------------------------------
   Health Facilities Financing Authority
     Catholic Healthcare West
      4.15%                                          4,000
     Pooled Loan Program
      4.10%                                          1,010
     Scripps Memorial Hospitals
      4.10%                                          1,480
----------------------------------------------------------
   Irvine
     East Investment Company Revenue
      4.20%                                          1,810
     Public Facilities and Infrastructure Authority
      4.40%                                          3,600
     Ranch Water District
      4.80%                                          2,100
----------------------------------------------------------
   Kern County
   Community College District
      4.50%                                          4,500
----------------------------------------------------------
   Lancaster
   Redevelopment Agency
      4.40%                                          2,000
----------------------------------------------------------
   Midway
   School District
      4.20%                                          1,660
----------------------------------------------------------

                                                   Value
   Monterey County
     Peninsula Water Management District
      4.05%                                      $   4,500
     Regional Waste Management Authority
      4.35%                                          2,000
----------------------------------------------------------
   Palm Springs
   Community Redevelopment Agency
      4.00%                                          4,630
----------------------------------------------------------
   Pollution Control Financing Authority
      3.70%                                          2,500
----------------------------------------------------------
   Riverside County
   Industrial Development Authority
      4.20%                                          1,300
----------------------------------------------------------
   Roseville
   Finance Authority
      4.20%                                          1,950
----------------------------------------------------------
   Sacramento County
   Multifamily Housing Revenue
     Briarwood Apartments
      4.35%                                          2,800
     River Oaks Apartments
      4.35%                                          1,500
     Stone Creek Apartments
      4.40%                                          4,700
----------------------------------------------------------
   San Bernardino
   Multifamily Housing Revenue
      4.60%                                          1,500
----------------------------------------------------------
   San Diego
   Housing Authority
     La Cima Apartments
      4.25%                                          1,000
     Lusk Mira Mesa Apartments
      3.75%                                          3,300
     Paseo Point Apartments
      4.00%                                          2,600
----------------------------------------------------------
   Santa Ana
   School District
      4.45%                                          3,000
----------------------------------------------------------
   Ventura County
   Triunfo Sanitation District
      4.30%                                          2,500
----------------------------------------------------------
   TOTAL VARIABLE RATE DEMAND
   SECURITIES--76.4%
   (average maturity: 5 days)                       80,420
----------------------------------------------------------

                                                                               3
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Value
OTHER SECURITIES
California
  Health Facilities Financing Authority
      3.50%, 2/1/96                              $     980
  Pollution Control Financing Authority
      3.70%-3.80%, 11/7/95-11/14/95                 11,000
  Public Capital Improvements Financing Authority
      3.80%, 12/15/95                                4,500
----------------------------------------------------------
Los Angeles County
Transportation Commission
    3.60%-3.65%, 11/14/95-12/15/95                   4,235
----------------------------------------------------------
Orange County
Municipal Water District
    3.95%, 10/23/95                                  3,000
----------------------------------------------------------

                                                   Value
TOTAL OTHER SECURITIES--22.5%
(average maturity: 53 days)                      $  23,715
----------------------------------------------------------
TOTAL INVESTMENTS--98.9%
(average maturity: 16 days)                        104,135
----------------------------------------------------------
CASH AND OTHER ASSETS, LESS LIABILITIES--1.1%        1,157
----------------------------------------------------------
NET ASSETS--100%                                 $ 105,292
----------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

Interest rates represent annualized yield to date of maturity, except for variable rate demand securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate demand securities are payable within five business days and are backed by credit support agreements from banks or insurance institutions. The rates shown are the current rates at September 30, 1995.

See accompanying Notes to Financial Statements.

                                                                               4
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Exempt California Money Market Fund as of September 30, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Exempt California Money Market Fund at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                    ERNST & YOUNG LLP
Chicago, Illinois
November 14, 1995

                                                                               5
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1995

(in thousands)

--------------------------------------------------------------------------------

ASSETS
----------------------------------------------------------
Investments, at amortized cost                   $ 104,135
----------------------------------------------------------
Cash                                                 1,013
----------------------------------------------------------
Receivable for:
  Interest                                             396
----------------------------------------------------------
  Securities sold                                       80
----------------------------------------------------------
  Shares of the Fund sold                               10
----------------------------------------------------------
    Total assets                                   105,634
----------------------------------------------------------
LIABILITIES AND NET ASSETS
----------------------------------------------------------
Payable for:
  Dividends                                            145
----------------------------------------------------------
  Shares of the Fund redeemed                           54
----------------------------------------------------------
  Management fee                                        20
----------------------------------------------------------
  Distribution fee                                      29
----------------------------------------------------------
  Custodian and transfer agent fees
  and related expenses                                  17
----------------------------------------------------------
  Other                                                 77
----------------------------------------------------------
    Total liabilities                                  342
----------------------------------------------------------
Net assets applicable to
shares outstanding                               $ 105,292
==========================================================
THE PRICING OF SHARES
----------------------------------------------------------
Shares outstanding, no par value                   105,292
----------------------------------------------------------
Net asset value and
redemption price per share                           $1.00
==========================================================

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Year ended September 30, 1995

(in thousands)

----------------------------------------------------------

INTEREST INCOME                                     $3,851
----------------------------------------------------------
EXPENSES:
  Management fee                                       217
----------------------------------------------------------
  Distribution fee                                     325
----------------------------------------------------------
  Custodian and transfer agent
  fees and related expenses                            108
----------------------------------------------------------
  Professional fees                                     34
----------------------------------------------------------
  Reports to shareholders                               16
----------------------------------------------------------
  Registration costs                                     3
----------------------------------------------------------
  Trustees' fees and other                              33
----------------------------------------------------------
    Total expenses                                     736
----------------------------------------------------------
Net investment income                               $3,115
==========================================================

STATEMENT OF CHANGES IN NET ASSETS
Years ended September 30, 1995 and 1994
(in thousands)

----------------------------------------------------------

                                         1995       1994
                                       --------    -------
OPERATIONS:
  Net investment income                $  3,115      2,180
----------------------------------------------------------
Dividends to shareholders from
net investment income                    (3,115)    (2,180)
----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (DOLLAR
AMOUNTS AND NUMBER OF SHARES
ARE THE SAME):
  Shares sold                           382,622    415,933
----------------------------------------------------------
  Shares issued in reinvestment
  of dividends                            3,065      2,158
----------------------------------------------------------
                                        385,687    418,091
  Less shares redeemed                  381,543    439,503
----------------------------------------------------------
Net increase (decrease) from capital
share transactions and total
increase (decrease) in net assets         4,144    (21,412)
----------------------------------------------------------
NET ASSETS:
Beginning of year                       101,148    122,560
----------------------------------------------------------
End of year                            $105,292    101,148
==========================================================

                                                                               6
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND

Tax-Exempt California Money Market Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts.

2. SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION
Investments are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

INVESTMENT TRANSACTIONS AND INTEREST INCOME
Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments.

FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Fund shares are sold and redeemed on a continuous basis at net asset value. On each day that the New York Stock Exchange is open for trading, the Fund determines its net asset value per share at 11:00 a.m. and 3:00 p.m. Chicago time by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The Fund declares a daily dividend, equal to its net investment income for that day, payable monthly. Net investment income consists of all interest income, plus (minus) all realized gains (losses) on portfolio securities, minus all expenses of the Fund.

FEDERAL INCOME TAXES
The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

3. TRANSACTIONS WITH AFFILIATES

MANAGEMENT AGREEMENT

The Fund has a management agreement with Kemper Financial Services, Inc. (KFS) and pays a management fee at an annual rate of .22% of the first $500 million of average daily net assets declining gradually to .15% of average daily net assets in excess of $3 billion. During the year ended September 30, 1995, the Fund incurred a management fee of $217,000.

DISTRIBUTION AGREEMENT

The Fund also has a distribution, administration and underwriting agreement with Kemper Distributors Inc. (KDI). For distribution services, the Fund pays KDI an annual fee of .33% of average daily net assets of the Fund. KDI has related service agreements with various firms to provide cash management and other services for Fund shareholders. Under these agreements, KDI pays such firms at an annual rate ranging from .15% to .33% of the average daily net assets of those accounts that they maintain and service. During the year ended September 30, 1995, the Fund incurred a distribution services fee of $325,000, of which KDI, pursuant to the related service agreements, remitted $324,000 to various firms, including $247,000 paid to dealers affiliated with KDI.

SHAREHOLDER SERVICES AGREEMENT

Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended September 30, 1995, the transfer agent remitted shareholder services fees to KSvC of $60,000.

                                                                               7
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EVEREN Clearing Corp. (ECC), formerly Kemper Clearing Corp., was an affiliate of KFS until September 13, 1995. Pursuant to an agreement with KSvC, ECC performs bookkeeping, data processing and shareholder services for ECC clients who are Fund shareholders. For the year ended September 30, 1995, ECC earned $40,000 from KSvC for account maintenance fees.

OFFICERS AND TRUSTEES
Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended September 30, 1995, the Fund made no direct payments to its officers and incurred trustees' fees of $12,000 to independent trustees.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                   Year ended September 30,
                                                                     1995        1994        1993        1992        1991
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $1.00        1.00        1.00        1.00        1.00
---------------------------------------------------------------------------------------------------------------------------
Net investment income and dividends declared                            .03         .02         .02         .02         .04
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                          $1.00        1.00        1.00        1.00        1.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                                                      3.23        1.97        1.88        2.64        4.02
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                                .75         .71         .69         .69         .66
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  3.16        1.94        1.87        2.62        3.99
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year (in thousands)                           $105,292     101,148     122,560     128,822     150,522
---------------------------------------------------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1995 DIVIDENDS

All of the dividends constitute tax-exempt interest which is not taxable for federal or State of California income tax purposes.

                              TAX-EXEMPT
                              CALIFORNIA
                              MONEY MARKET
                              FUND
                              ANNUAL REPORT
                              SEPTEMBER 30, 1995

                This report is not to be distributed unless preceded or accompanied by a prospectus.

                Tax-Exempt California Money Market Fund.

                   INVESTMENT MANAGER
                   KEMPER FINANCIAL SERVICES, INC.

                   PRINCIPAL UNDERWRITER
                   KEMPER DISTRIBUTORS, INC.
                   120 South LaSalle Street, Chicago, IL 60603

                   1005530 10/95       (LOGO)   printed on recycled paper